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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 23, 2003


                              MEGO FINANCIAL CORP.

                   -------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEW YORK                  1-8645                  13-5629885
       (STATE OR OTHER             (COMMISSION            (IRS EMPLOYER
        JURISDICTION OF             FILE NUMBER)           IDENTIFICATION NO.)
           FORMATION)


                 1645 VILLAGE CENTER CIRCLE, LAS VEGAS, NV 89134
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-4200


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company has issued a public notice disclosing the receipt of a Staff Determination on April 16, 2003 from The Nasdaq Stock Market, Inc. (Nasdaq) for failure to comply with Marketplace Rule 4310(c)(14). The Company has not yet filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the fiscal year ending December 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

A copy of the press release is attached as Exhibit 03-7.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEGO FINANCIAL CORP.



                                            By:  / s / Floyd W. Kephart
                                            -----------------------------------
                                            Floyd W. Kephart
                                            Chief Executive Officer

Dated:  April 23, 2003

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